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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 15, 2004
                Date of Report (Date of earliest event reported)


                          Discovery Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                     000-26422                94-3171943
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                           350 Main Street, Suite 307
                         Doylestown, Pennsylvania 18901
                    (Address of principal executive offices)



                                 (215) 340-4699
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

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Item 5.  Other Events
         ------------

         On June 15, 2004, Discovery Laboratories, Inc. (the "Registrant"), issued a press release to announce the acceptance by the United States Food and Drug Administration (FDA) of the Registrant's new drug application (NDA) for the use of Surfaxin(R) in preventing Respiratory Distress Syndrome (RDS) in premature infants. The NDA was filed with the FDA in April 2004. The FDA has granted a standard review designation with respect to the NDA and has established a target date of February 13, 2005 for completion of review of the Surfaxin NDA.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

         (c)   Exhibits:

               99.1     Press Release dated June 15, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            Discovery Laboratories, Inc.


                            By:  /s/ Robert J. Capetola
                               -----------------------------------------
                            Name: Robert J. Capetola, Ph.D.
                            Title:President and Chief Executive Officer

Date: June 15, 2004